UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Report to Shareholders

U.S. Treasury Intermediate Fund	November 30, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■	The U.S. Treasury Funds produced mixed results over the six-month period ended November 30, 2018. The U.S. Treasury Money Fund and the U.S. Treasury Intermediate Fund generated positive returns, while the U.S. Treasury Long-Term Fund lost ground.

■	Rising yields weighed on Treasury returns during the six-month period, and intermediate-term Treasuries outperformed longer maturities. Money market investors benefited from higher short-term Treasury yields.

■	Federal Reserve rate hikes, an increasing supply of Treasury debt, and a strong U.S. economy contributed to higher interest rates.
■	The Fed is expected to take a more data-dependent, and potentially slower, approach to rate hikes in 2019.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets were challenging for both bond and stock investors in the six months ended November 30, 2018, the first half of your fund’s fiscal year. Longer-term Treasury yields rose through most of the period, providing a general headwind to fixed income returns. The prospect of higher interest rates also weighed on stock prices, and investors faced additional tests from deepening U.S.-China trade tensions, a strengthening U.S. dollar, and signs of slowing global growth.

The weak performance of most asset classes over the past six months stood in stark contrast to solid fundamentals, particularly in the U.S. Thanks in part to recent fiscal stimulus, U.S. gross domestic product expanded at an annualized rate of 4.2% in the second quarter of the year and 3.5% in the third—the best back-to-back performance in four years. Profit growth in the two quarters was even more impressive, with earnings for the S&P 500 as a whole rising at the fastest pace since the recovery from the financial crisis nearly a decade ago.

As usual, the robust economy presented a mixed blessing for bond investors. The strong economic data—including signs that wage gains were finally taking root—fostered a rise in longer-term interest rates and weighed on bond prices. (Bond prices and yields move in opposite directions.) The yield on the benchmark 10-year Treasury note jumped from 2.83% at the end of May to 3.25% in intraday trading on October 5—its highest level since the summer of 2011.

On the positive side, healthy economic conditions also helped solidify borrowers’ balance sheets, bolstering corporate bonds and other credit-sensitive issues. Riskier bonds also typically sport higher coupons, which helped insulate total returns from a decline in bond prices. Indeed, asset-backed securities and better-rated (B and Ba) high yield corporate bonds were among the few fixed income sectors to record gains during the period. Leveraged loans, which feature floating interest rates, were also positive.

Solid economic data paired with tame overall inflation allowed the Federal Reserve to stick to its path of gradually raising short-term interest rates, boosting returns for those seeking current income. The Fed raised the federal funds rate again in June and September and, as of this writing, appears likely to do so again in December. The Fed’s rate increases and the strong U.S. economy attracted assets from overseas, where interest rates in most developed economies generally remained near zero. As a result, most currencies fell against the dollar, weighing on returns for U.S. investors in foreign markets.

The jump in interest rates eventually spilled over into U.S. equity markets, helping push the S&P 500 Index back into its second correction (down over 10% from its highs) for the year in the month of October. Rising trade tensions with China and slowing growth in Europe and Asia also contributed to the turn in sentiment.

In fact, worries about the U.S. economy overheating and sparking inflation dissipated in November, as investors grew more concerned that global growth would slow significantly in 2019. Some late disappointing economic data, along with investors shifting assets from stocks to bonds, caused longer-term bond yields to fall back sharply. In just a few weeks, the yield on the 10-year Treasury note retraced more than half of its advance since May and ended November just above 3%.

While a slowdown in the U.S. economy and corporate profit growth seems all but inevitable in 2019, it seems premature to conclude that the current expansion is coming to an end. Late-cycle markets such as this one tend to create challenges but also dislocations that savvy investors can exploit. You can be confident that your fund’s manager is drawing on the firm’s in-depth research and fundamental analysis in seeking to find opportunities in the coming year.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Money Fund returned 0.84% for the six months through November 30, 2018, performing in line with its Lipper peer group index. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve remained active in the last six months and raised interest rates by 25 basis points (0.25 percentage points) in June and in September 2018. Soon after our reporting period ended, the central bank raised rates again on December 19, lifting the federal funds target rate to the 2.25% to 2.50% range. Other short-term interest rates also increased as the Fed hiked the fed funds rate. The yield on the 90-day Treasury bill increased from 1.93% to 2.37% during the past six months, while the six-month Treasury bill yield rose from 2.08% to 2.52%.

By properly anticipating the Fed’s rate decisions, the fund was well positioned to take advantage of the higher rates, and the yield offered by the fund increased to 1.88% at the end of November from 1.44% six months earlier. Also contributing to the higher yield was an increase in T-bill supply in August and November that pushed all rates higher.

How is the fund positioned?

The fund’s weighted average maturity is positioned slightly longer than that of our average competitor. With the Fed on pace to raise rates only once a quarter at most and our large liquidity cushion in securities maturing in one day, we are comfortable buying Treasury securities with longer maturities to pick up incremental yield.

The fund also employs a strategy of buying some adjustable rate debt that resets periodically based on three-month T-bill rates. This allows the portfolio to pick up higher rates automatically throughout the life of the security.

What is portfolio management’s outlook?

The Fed’s December rate increase was widely expected. However, additional rate increases in 2019 will depend upon economic and financial conditions.

With this forecast, the fund is maintaining a weighted average maturity that accommodates our desire to buy when securities fully price in rate expectations. The weighted average maturity can be slightly longer than that of our average competitor because of the extended period (typically at least three months) between the meetings at which the Fed announces rate increases.

U.S. TREASURY INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Intermediate Fund returned 0.45% for the six months through November 30, 2018, underperforming its benchmark, the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index, but outperforming its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Increasing Treasury yields were a headwind for Treasury bonds during the period, which weighed on the fund’s absolute performance, but intermediate-term Treasuries held up better than other portions of the yield curve. (Bond prices and yields move in opposite directions.) Federal Reserve rate hikes, an increasing supply of Treasury debt, and signs of solid U.S. economic growth and a tightening labor market contributed to higher interest rates during the period.

Relative to the benchmark, the fund’s shorter average duration aided results in a rising rate environment. From an asset allocation perspective, our exposure to mortgage-backed securities (MBS) detracted from relative results as MBS underperformed intermediate-term Treasuries. However, the fund’s focus on higher-coupon MBS that are less vulnerable to rising rates was supportive.

How is the fund positioned?

The fund’s duration was 5.5 years at the end of the period, unchanged from six months ago. We believe a generally neutral approach to interest rate risk is appropriate as we expect that interest rates will move in a narrower range in the first half of 2019 than they did in 2018 and that the Federal Reserve will take a more data-dependent, and potentially slower, approach to rate hikes.

We would like to remind investors that although we have some flexibility to manage interest rate risk, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including Ginnie Mae MBS, for diversification and additional return potential. We added to our MBS holdings as the risk-adjusted yields offered by MBS became more attractive, and the sector represented about 6% of the fund’s assets at the end of the period.

What is portfolio management’s outlook?

We are entering 2019 in an environment of tighter financial conditions, slowing economic growth, and below-target inflation. We expect U.S. growth to return to about a 2% to 2.5% annual pace—the trend in place prior to 2018—as the effects of fiscal stimulus begin to fade. Headline inflation, meanwhile, is likely to decline below 2% in early 2019 due to weaker energy prices.

With the federal funds rate near neutral—the level at which monetary policy neither supports nor restricts economic growth—we expect that the Federal Reserve will have leeway to take a more data-dependent approach and potentially slow its pace of rate hikes from the quarterly pace it followed in 2018. As a result, we expect nominal 10-year Treasury yields to remain around or below the 3% level through the early months of the new year, although some market volatility would not be surprising.

While Treasury returns may be modest in the near term, we would like to remind shareholders that securities backed by the U.S. government can help diversify the risks of an equity portfolio and generate income on a regular basis.

U.S. TREASURY LONG-TERM FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Long-Term Fund returned -3.42% for the six months through November 30, 2018. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Long Treasury Bond Index, but underperformed its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Increasing Treasury yields were a headwind for Treasury bonds during the period, which weighed on the fund’s absolute performance. Longer-maturities Treasuries underperformed the intermediate-term portion of the Treasury yield curve. (Bond prices and yields move in opposite directions.) Federal Reserve rate hikes, an increasing supply of Treasury debt, and signs of solid U.S. economic growth and a tightening labor market contributed to higher interest rates during the period.

Relative to the benchmark, the fund’s shorter average duration aided results in a rising rate environment. From an asset allocation perspective, our exposure to mortgage-backed securities (MBS) detracted from relative results. However, the fund’s focus on higher-coupon MBS that are less vulnerable to rising rates was supportive.

How is the fund positioned?

The fund’s duration was 17.0 years at the end of the period, unchanged from six months ago. We believe a generally neutral approach to interest rate risk is appropriate as we expect that interest rates will move in a more narrow range in the first half of 2019 than they did in 2018 and that the Federal Reserve will take a more data-dependent, and potentially slower, approach to rate hikes.

As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

Although the fund invests at least 85% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including Ginnie Mae MBS, for diversification and additional return potential. We added to our MBS holdings as the risk-adjusted yields offered by MBS became more attractive, and the sector represented about 6% of the fund’s assets at the end of the period.

What is portfolio management’s outlook?

We are entering 2019 in an environment of tighter financial conditions, slowing economic growth, and below-target inflation. We expect U.S. growth to return to about a 2% to 2.5% annual pace—the trend in place prior to 2018—as the effects of fiscal stimulus begin to fade. Headline inflation, meanwhile, is likely to decline below 2% in early 2019 due to weaker energy prices.

With the federal funds rate near neutral—the level at which monetary policy neither supports nor restricts economic growth—we expect that the Federal Reserve will have leeway to take a more data-dependent approach and potentially slow its pace of rate hikes from the quarterly pace it followed in 2018. As a result, we expect nominal 10-year Treasury yields to remain around or below the 3% level through the early months of the new year, although some market volatility would not be surprising.

While Treasury returns may be modest in the near term, we would like to remind shareholders that securities backed by the U.S. government can help diversify the risks of an equity portfolio and generate income on a regular basis.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 6.6%		
U.S. Government Obligations 6.6%		
Government National Mortgage Assn.		
3.00%, 4/20/46 - 11/20/47	7,189	6,929
4.00%, 12/20/45 - 6/20/47	2,737	2,781
4.50%, 10/20/39 - 11/20/46	3,769	3,943
5.00%, 8/20/47 - 10/20/48	11,119	11,621
6.00%, 8/20/34 - 5/20/38	345	374
6.50%, 5/15/24 - 1/15/32	6	6
8.00%, 7/15/25	1	1
8.50%, 4/15/23	2	2
9.50%, 1/20/25 - 5/15/25	4	4
Government National Mortgage Assn., TBA, 4.00% 12/20/48 (1)	2,180	2,207
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $28,089)		**27,868**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 92.6%		
U.S. Treasury Obligations 92.6%		
U.S. Treasury Notes, 1.375%, 7/31/19	4,960	4,920
U.S. Treasury Notes, 1.50%, 8/15/26	20,870	18,796
U.S. Treasury Notes, 1.625%, 6/30/19	12,945	12,874
U.S. Treasury Notes, 1.625%, 11/15/22	30,000	28,636
U.S. Treasury Notes, 1.75%, 5/15/22	8,635	8,327
U.S. Treasury Notes, 1.75%, 9/30/22	15,675	15,053
U.S. Treasury Notes, 1.75%, 5/15/23	32,665	31,159
U.S. Treasury Notes, 1.875%, 8/31/24	24,505	23,215
U.S. Treasury Notes, 2.00%, 11/15/21	14,010	13,688
U.S. Treasury Notes, 2.00%, 2/15/22	1,705	1,661
U.S. Treasury Notes, 2.00%, 2/15/23 (2)	15,130	14,619

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Intermediate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The fund has two classes of shares: the U.S. Treasury Intermediate Fund (Investor Class) and the U.S. Treasury Intermediate Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2018, the fund held interest rate futures with cumulative unrealized gain of $158,000 and cumulative unrealized loss of $24,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of November 30, 2018, securities valued at $562,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 5% and 19% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for Options written, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2018, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of U.S. government securities aggregated $97,445,000 and $126,840,000, respectively, for the six months ended November 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2018, the fund had $3,086,000 of available capital loss carryforwards.

At November 30, 2018, the cost of investments for federal income tax purposes was $431,311,000. Net unrealized loss aggregated $13,175,000 at period-end, of which $211,000 related to appreciated investments and $13,386,000 related to depreciated investments

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. Price Associates agreed to reduce the fund’s annual investment management fee to 0.15% through September 30, 2019. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement. At November 30, 2018, the effective annual group fee rate was 0.29%

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the six months ended November 30, 2018 as indicated in the table below and remain subject to repayment by the fund. Including this amount, expenses previously waived/paid by Price Associates in the amount of $172,000 remain subject to repayment by the fund at November 30, 2018. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2018, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $116,000 for T. Rowe Price Services, Inc.; and $22,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2018, the fund was allocated $36,000 of Spectrum Funds’ expenses. Of these amounts, $22,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2018, approximately 9% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 18, 2019